Exhibit 99.2

FULTON FINANCIAL CORPORATION
CONDENSED CONSOLIDATED ENDING BALANCE SHEETS (UNAUDITED)
dollars in thousands
				% Change from
	March 31	March 31	December 31	March 31	December 31
	2016	2015	2015	2015	2015
ASSETS
Cash and due from banks	$83,479	$91,870	$101,120	(9.1)%	(17.4)%
Other interest-earning assets	408,060	703,667	292,516	(42.0)%	39.5%
Loans held for sale	19,719	34,124	16,886	(42.2)%	16.8%
Investment securities	2,516,205	2,259,802	2,484,773	11.3%	1.3%
Loans, net of unearned income	13,870,701	13,115,505	13,838,602	5.8%	0.2%
Allowance for loan losses	(163,841)	(177,701)	(169,054)	(7.8)%	(3.1)%
Net loans	13,706,860	12,937,804	13,669,548	5.9%	0.3%
Premises and equipment	228,057	226,241	225,535	0.8%	1.1%
Accrued interest receivable	44,379	42,216	42,767	5.1%	3.8%
Goodwill and intangible assets	531,556	531,672	531,556	—%	—%
Other assets	583,939	535,945	550,017	9.0%	6.2%
Total Assets	$18,122,254	$17,363,341	$17,914,718	4.4%	1.2%
LIABILITIES AND SHAREHOLDERS' EQUITY
Deposits	$14,404,280	$13,514,497	$14,132,317	6.6%	1.9%
Short-term borrowings	352,883	410,105	497,663	(14.0)%	(29.1)%
Other liabilities	326,128	312,709	293,302	4.3%	11.2%
FHLB advances and long-term debt	965,654	1,094,517	949,542	(11.8)%	1.7%
Total Liabilities	16,048,945	15,331,828	15,872,824	4.7%	1.1%
Shareholders' equity	2,073,309	2,031,513	2,041,894	2.1%	1.5%
Total Liabilities and Shareholders' Equity	$18,122,254	$17,363,341	$17,914,718	4.4%	1.2%

LOANS, DEPOSITS AND SHORT-TERM BORROWINGS DETAIL:
Loans, by type:
Real estate - commercial mortgage	$5,558,108	$5,227,101	$5,462,330	6.3%	1.8%
Commercial - industrial, financial and agricultural	4,035,333	3,762,631	4,088,962	7.2%	(1.3)%
Real estate - home equity	1,659,481	1,701,623	1,684,439	(2.5)%	(1.5)%
Real estate - residential mortgage	1,377,459	1,364,788	1,376,160	0.9%	0.1%
Real estate - construction	810,872	677,806	799,988	19.6%	1.4%
Consumer	263,221	257,301	268,588	2.3%	(2.0)%
Leasing and other	166,227	124,255	158,135	33.8%	5.1%
Total Loans, net of unearned income	$13,870,701	$13,115,505	$13,838,602	5.8%	0.2%
Deposits, by type:
Noninterest-bearing demand	$4,134,861	$3,765,677	$3,948,114	9.8%	4.7%
Interest-bearing demand	3,430,206	3,133,748	3,451,207	9.5%	(0.6)%
Savings deposits	3,972,199	3,567,652	3,868,046	11.3%	2.7%
Time deposits	2,867,014	3,047,420	2,864,950	(5.9)%	0.1%
Total Deposits	$14,404,280	$13,514,497	$14,132,317	6.6%	1.9%
Short-term borrowings, by type:
Customer repurchase agreements	$162,431	$161,886	$111,496	0.3%	45.7%
Customer short-term promissory notes	76,807	93,176	78,932	(17.6)%	(2.7)%
Short-term FHLB advances	81,000	155,000	110,000	(47.7)%	(26.4)%
Federal funds purchased	32,645	43	197,235	75,818.6%	(83.4)%
Total Short-term Borrowings	$352,883	$410,105	$497,663	(14.0)%	(29.1)%

N/M - Not meaningful

FULTON FINANCIAL CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF INCOME (UNAUDITED)
in thousands, except per-share data and percentages
	Three Months Ended			% Change from
	Mar 31	Mar 31	Dec 31	Mar 31	Dec 31
	2016	2015	2015	2015	2015
Interest Income:
Interest income	$149,311	$145,772	$147,560	2.4%	1.2%
Interest expense	20,257	22,191	19,761	(8.7)%	2.5%
Net Interest Income	129,054	123,581	127,799	4.4%	1.0%
Provision for credit losses	1,530	(3,700)	2,750	N/M	(44.4)%
Net Interest Income after Provision	127,524	127,281	125,049	0.2%	2.0%
Non-Interest Income:
Service charges on deposit accounts	12,558	11,569	12,909	8.5%	(2.7)%
Investment management and trust services	10,988	10,889	10,919	0.9%	0.6%
Other service charges and fees	10,750	9,363	12,676	14.8%	(15.2)%
Mortgage banking income	4,030	4,688	4,317	(14.0)%	(6.6)%
Other	3,864	4,083	4,242	(5.4)%	(8.9)%
Non-Interest Income before Investment Securities Gains	42,190	40,592	45,063	3.9%	(6.4)%
Investment securities gains	947	4,145	776	(77.2)%	22.0%
Total Non-Interest Income	43,137	44,737	45,839	(3.6)%	(5.9)%
Non-Interest Expense:
Salaries and employee benefits	69,372	64,990	65,467	6.7%	6.0%
Net occupancy expense	12,220	13,692	11,566	(10.8)%	5.7%
Other outside services	6,056	5,750	6,537	5.3%	(7.4)%
Data processing	5,400	4,768	5,127	13.3%	5.3%
Software	3,921	3,318	4,068	18.2%	(3.6)%
Equipment expense	3,371	3,958	3,626	(14.8)%	(7.0)%
FDIC insurance expense	2,949	2,822	2,896	4.5%	1.8%
Professional fees	2,333	2,871	2,814	(18.7)%	(17.1)%
Marketing	1,624	1,233	1,754	31.7%	(7.4)%
Other real estate owned and repossession expense	638	1,362	1,123	(53.2)%	(43.2)%
Operating risk loss	540	827	987	(34.7)%	(45.3)%
Intangible amortization	—	130	6	N/M	N/M
Other	11,989	12,757	12,468	(6.0)%	(3.8)%
Total Non-Interest Expense	120,413	118,478	118,439	1.6%	1.7%
Income Before Income Taxes	50,248	53,540	52,449	(6.1)%	(4.2)%
Income tax expense	11,991	13,504	13,914	(11.2)%	(13.8)%
Net Income	$38,257	$40,036	$38,535	(4.4)%	(0.7)%
PER SHARE:
Net income:
Basic	$0.22	$0.22	$0.22	—%	—%
Diluted	0.22	0.22	0.22	—%	—%

Cash dividends	$0.09	$0.09	$0.11	—%	(18.2)%
Shareholders' equity	11.96	11.34	11.72	5.5%	2.0%
Shareholders' equity (tangible)	8.89	8.37	8.67	6.2%	2.5%

Weighted average shares (basic)	173,331	178,471	173,709	(2.9)%	(0.2)%
Weighted average shares (diluted)	174,416	179,457	174,833	(2.8)%	(0.2)%
Shares outstanding, end of period	173,393	179,098	174,176	(3.2)%	(0.4)%
SELECTED FINANCIAL RATIOS:
Return on average assets	0.86%	0.95%	0.86%
Return on average shareholders' equity	7.47%	8.05%	7.51%
Return on average shareholders' equity (tangible)	10.07%	10.96%	10.16%
Net interest margin	3.23%	3.27%	3.19%
Efficiency ratio	68.33%	70.16%	66.63%
N/M - Not meaningful

FULTON FINANCIAL CORPORATION
CONDENSED CONSOLIDATED AVERAGE BALANCE SHEET ANALYSIS (UNAUDITED)
dollars in thousands
	Three Months Ended
	March 31, 2016			March 31, 2015			December 31, 2015
	Average		Yield/	Average		Yield/	Average		Yield/
	Balance	Interest (1)	Rate	Balance	Interest (1)	Rate	Balance	Interest (1)	Rate
ASSETS
Interest-earning assets:
Loans, net of unearned income	$13,853,420	$137,895	4.00%	$13,095,528	$133,055	4.11%	$13,659,266	$136,317	3.96%
Taxable investment securities	2,180,593	12,003	2.20%	2,005,542	11,282	2.25%	2,170,397	11,801	2.17%
Tax-exempt investment securities	259,396	3,138	4.84%	229,082	3,212	5.61%	246,727	3,085	5.00%
Equity securities	14,386	218	6.10%	32,210	450	5.66%	15,524	208	5.33%
Total Investment Securities	2,454,375	15,359	2.50%	2,266,834	14,944	2.64%	2,432,648	15,094	2.48%
Loans held for sale	12,252	131	4.28%	17,002	173	4.07%	15,713	169	4.31%
Other interest-earning assets	358,562	898	1.00%	474,033	2,105	1.78%	399,309	864	0.86%
Total Interest-earning Assets	16,678,609	154,283	3.72%	15,853,397	150,277	3.83%	16,506,936	152,444	3.67%
Noninterest-earning assets:
Cash and due from banks	98,449			105,271			106,810
Premises and equipment	226,284			226,391			226,335
Other assets	1,137,292			1,114,078			1,108,094
Less: allowance for loan losses	(167,372)			(183,927)			(169,251)
Total Assets	$17,973,262			$17,115,210			$17,778,924
LIABILITIES AND SHAREHOLDERS' EQUITY
Interest-bearing liabilities:
Demand deposits	$3,438,355	$1,494	0.17%	$3,135,927	$983	0.13%	$3,411,904	$1,207	0.13%
Savings deposits	3,932,824	1,804	0.18%	3,517,057	1,119	0.13%	3,903,741	1,633	0.17%
Time deposits	2,867,651	7,429	1.04%	3,061,593	7,721	1.02%	2,903,715	7,549	1.03%
Total Interest-bearing Deposits	10,238,830	10,727	0.42%	9,714,577	9,823	0.41%	10,219,360	10,389	0.40%
Short-term borrowings	445,402	268	0.24%	309,215	77	0.10%	281,497	100	0.14%
FHLB advances and long-term debt	958,213	9,262	3.88%	1,124,074	12,291	4.40%	950,792	9,272	3.88%
Total Interest-bearing Liabilities	11,642,445	20,257	0.70%	11,147,866	22,191	0.80%	11,451,649	19,761	0.69%
Noninterest-bearing liabilities:
Demand deposits	3,967,887			3,662,040			3,999,118
Other	304,131			289,341			291,388
Total Liabilities	15,914,463			15,099,247			15,742,155
Shareholders' equity	2,058,799			2,015,963			2,036,769
Total Liabilities and Shareholders' Equity	$17,973,262			$17,115,210			$17,778,924
Net interest income/net interest margin (fully taxable equivalent)		134,026	3.23%		128,086	3.27%		132,683	3.19%
Tax equivalent adjustment		(4,972)			(4,505)			(4,884)
Net interest income		$129,054			$123,581			$127,799

(1) Presented on a tax-equivalent basis using a 35% Federal tax rate and statutory interest expense disallowances.

AVERAGE LOANS, DEPOSITS AND SHORT-TERM BORROWINGS DETAIL:
	Three Months Ended			% Change from
	March 31	March 31	December 31	March 31	December 31
	2016	2015	2015	2015	2015
Loans, by type:
Real estate - commercial mortgage	$5,487,421	$5,163,845	$5,365,640	6.3%	2.3%
Commercial - industrial, financial and agricultural	4,095,268	3,770,187	4,035,287	8.6%	1.5%
Real estate - home equity	1,674,032	1,721,300	1,694,455	(2.7)%	(1.2)%
Real estate - residential mortgage	1,381,409	1,370,376	1,377,116	0.8%	0.3%
Real estate - construction	792,014	688,690	765,555	15.0%	3.5%
Consumer	263,295	259,138	267,726	1.6%	(1.7)%
Leasing and other	159,981	121,992	153,487	31.1%	4.2%
Total Loans, net of unearned income	$13,853,420	$13,095,528	$13,659,266	5.8%	1.4%
Deposits, by type:
Noninterest-bearing demand	$3,967,887	$3,662,040	$3,999,118	8.4%	(0.8)%
Interest-bearing demand	3,438,355	3,135,927	3,411,904	9.6%	0.8%
Savings deposits	3,932,824	3,517,057	3,903,741	11.8%	0.7%
Time deposits	2,867,651	3,061,593	2,903,715	(6.3)%	(1.2)%
Total Deposits	$14,206,717	$13,376,617	$14,218,478	6.2%	(0.1)%
Short-term borrowings, by type:
Customer repurchase agreements	$171,408	$173,625	$142,004	(1.3)%	20.7%
Customer short-term promissory notes	74,013	86,258	80,568	(14.2)%	(8.1)%
Federal funds purchased	183,970	25,054	44,468	634.3%	313.7%
Short-term FHLB advances and other borrowings	16,011	24,278	14,457	(34.1)%	10.7%
Total Short-term Borrowings	$445,402	$309,215	$281,497	44.0%	58.2%

FULTON FINANCIAL CORPORATION
ASSET QUALITY INFORMATION (UNAUDITED)
dollars in thousands
	Three Months Ended
	Mar 31	Mar 31	Dec 31
	2016	2015	2015
ALLOWANCE FOR CREDIT LOSSES:
Balance at beginning of period	$171,412	$185,931	$169,395
Loans charged off:
Commercial - industrial, financial and agricultural	(6,188)	(1,863)	(970)
Consumer and home equity	(2,548)	(1,548)	(1,466)
Real estate - residential mortgage	(1,068)	(1,281)	(513)
Real estate - commercial mortgage	(582)	(709)	(1,207)
Real estate - construction	(326)	—	—
Leasing and other	(443)	(363)	(1,304)
Total loans charged off	(11,155)	(5,764)	(5,460)
Recoveries of loans previously charged off:
Commercial - industrial, financial and agricultural	2,319	786	1,409
Consumer and home equity	534	492	825
Real estate - residential mortgage	136	159	775
Real estate - commercial mortgage	825	436	1,072
Real estate - construction	383	1,147	548
Leasing and other	81	171	98
Recoveries of loans previously charged off	4,278	3,191	4,727
Net loans charged off	(6,877)	(2,573)	(733)
Provision for credit losses	1,530	(3,700)	2,750
Balance at end of period	$166,065	$179,658	$171,412
Net charge-offs to average loans (annualized)	0.20%	0.08%	0.02%
NON-PERFORMING ASSETS:
Non-accrual loans	$122,170	$129,929	$129,523
Loans 90 days past due and accruing	15,013	19,365	15,291
Total non-performing loans	137,183	149,294	144,814
Other real estate owned	10,946	14,251	11,099
Total non-performing assets	$148,129	$163,545	$155,913
NON-PERFORMING LOANS, BY TYPE:
Real estate - commercial mortgage	$43,132	$46,331	$41,170
Commercial - industrial, financial and agricultural	39,140	43,265	44,071
Real estate - residential mortgage	25,182	28,595	28,484
Consumer and home equity	16,210	16,939	17,123
Real estate - construction	12,005	14,140	12,460
Leasing	1,514	24	1,506
Total non-performing loans	$137,183	$149,294	$144,814

TROUBLED DEBT RESTRUCTURINGS (TDRs), BY TYPE:
Real-estate - residential mortgage	$27,565	$31,574	$28,511
Real-estate - commercial mortgage	17,427	23,468	17,563
Consumer and home equity	6,562	3,118	4,589
Commercial - industrial, financial and agricultural	5,650	6,975	5,953
Real estate - construction	3,092	7,791	3,942
Total accruing TDRs	$60,296	$72,926	$60,558
Non-accrual TDRs (1)	27,277	29,392	31,035
Total TDRs	$87,573	$102,318	$91,593
(1) Included within non-accrual loans above.

DELINQUENCY RATES, BY TYPE:
	March 31, 2016			March 31, 2015			December 31, 2015
	30-89 Days	≥90 Days (2)	Total	30-89 Days	≥90 Days (2)	Total	30-89 Days	≥90 Days (2)	Total

Real estate - commercial mortgage	0.15%	0.78%	0.93%	0.50%	0.89%	1.39%	0.14%	0.77%	0.91%
Commercial - industrial, financial and agricultural	0.49%	0.97%	1.46%	0.26%	1.15%	1.41%	0.21%	1.06%	1.27%
Real estate - construction	0.52%	1.48%	2.00%	0.31%	2.09%	2.40%	0.28%	1.59%	1.87%
Real estate - residential mortgage	1.27%	1.83%	3.10%	1.75%	2.10%	3.85%	1.33%	2.07%	3.40%
Consumer, home equity, leasing and other	0.63%	0.85%	1.48%	0.92%	0.81%	1.73%	0.70%	0.88%	1.58%
Total	0.45%	0.99%	1.44%	0.62%	1.14%	1.76%	0.37%	1.04%	1.41%

(2) Includes non-accrual loans

ASSET QUALITY RATIOS:
	Mar 31	Mar 31	Dec 31
	2016	2015	2015
Non-accrual loans to total loans	0.88%	0.99%	0.94%
Non-performing loans to total loans	0.99%	1.14%	1.05%
Non-performing assets to total loans and OREO	1.07%	1.25%	1.13%
Non-performing assets to total assets	0.82%	0.94%	0.87%
Allowance for credit losses to loans outstanding	1.20%	1.37%	1.24%
Allowance for credit losses to non-performing loans	121.05%	120.34%	118.37%
Non-performing assets to tangible common shareholders' equity and allowance for credit losses	8.67%	9.74%	9.27%

FULTON FINANCIAL CORPORATION
RECONCILIATION OF GAAP TO NON-GAAP MEASURES (UNAUDITED)
in thousands, except per share data and percentages

Explanatory note:
This press release contains supplemental financial information, as detailed below, which has been derived by methods other than Generally Accepted Accounting Principles ("GAAP"). The Corporation has presented these non-GAAP financial measures because it believes that these measures provide useful and comparative information to assess trends in the Corporation's results of operations. Presentation of these non-GAAP financial measures is consistent with how the Corporation evaluates its performance internally and these non-GAAP financial measures are frequently used by securities analysts, investors and other interested parties in the evaluation of companies in the Corporation's industry. Management believes that these non-GAAP financial measures, in addition to GAAP measures, are also useful to investors to evaluate the Corporation's results. Investors should recognize that the Corporation's presentation of these non-GAAP financial measures might not be comparable to similarly-titled measures of other companies. These non-GAAP financial measures should not be considered a substitute for GAAP basis measures, and the Corporation strongly encourages a review of its condensed consolidated financial statements in their entirety. Reconciliations of these non-GAAP financial measures to the most directly comparable GAAP measure follow:

	Three Months Ended
	March 31	March 31	December 31
	2016	2015	2015
Shareholders' equity (tangible), per share
Shareholders' equity	$2,073,309	$2,031,513	$2,041,894
Less: Goodwill and intangible assets	(531,556)	(531,672)	(531,556)
Tangible shareholders' equity (numerator)	$1,541,753	$1,499,841	$1,510,338

Shares outstanding, end of period (denominator)	173,393	179,098	174,176

Shareholders' equity (tangible), per share	$8.89	$8.37	$8.67

Return on average common shareholders' equity (tangible)
Net income	$38,257	$40,036	$38,535
Plus: Intangible amortization, net of tax	—	85	4
Numerator	$38,257	$40,121	$38,539

Average shareholders' equity	$2,058,799	$2,015,963	$20,036,769
Less: Average goodwill and intangible assets	(531,556)	(531,732)	(531,559)
Average tangible shareholders' equity (denominator)	$1,527,243	$1,484,231	$19,505,210

Return on average common shareholders' equity (tangible), annualized	10.07%	10.96%	10.16%

Efficiency ratio
Non-interest expense	$120,413	$118,478	$118,439
Less: Intangible amortization	—	(130)	(6)
Numerator	$120,413	$118,348	$118,433

Net interest income (fully taxable equivalent)	$134,026	$128,086	$132,683
Plus: Total Non-interest income	43,137	44,737	45,839
Less: Investment securities gains	(947)	(4,145)	(776)
Denominator	$176,216	$168,678	$177,746

Efficiency ratio	68.33%	70.16%	66.63%

Non-performing assets to tangible common shareholders' equity and allowance for credit losses
Non-performing assets (numerator)	$148,129	$163,545	$155,913

Tangible shareholders' equity	$1,541,753	$1,499,841	$1,510,338
Plus: Allowance for credit losses	166,065	179,658	171,412
Tangible shareholders' equity and allowance for credit losses (denominator)	$1,707,818	$1,679,499	$1,681,750

Non-performing assets to tangible common shareholders' equity and allowance for credit losses	8.67%	9.74%	9.27%

Pre-provision net revenue
Net interest income	$129,054	$123,581	$127,799
Non-interest income	43,137	44,737	45,839
Less: Investment securities gains	(947)	(4,145)	(776)
Total revenue	$171,244	$164,173	$172,862

Non-interest expense	$120,413	$118,478	$118,439

Pre-provision net revenue	$50,831	$45,695	$54,423